EXHIBIT 10.19

Loan No. 10061253

SUBORDINATION OF MANAGEMENT AGREEMENT

THIS SUBORDINATION OF MANAGEMENT AGREEMENT (as amended, restated, replaced, supplemented or otherwise modified from time to time, this “Agreement”) is made as of the 13th day of June, 2012, by TNP SRT PORTFOLIO II HOLDINGS, LLC, a Delaware limited liability company having its principal place of business at 1900 Main Street, Suite 700, Irvine, California 92614 (“Borrower”), to KEYBANK NATIONAL ASSOCIATION, a national banking association, having an address at 11501 Outlook, Suite 300, Overland Park, Kansas 66211 (together with its successors and assigns, “Lender”), TNP SRT PORTFOLIO II, LLC, a Delaware limited liability company having an address at 1900 Main Street, Suite 700, Irvine, California 92614 (“Mortgage Borrower”), and TNP PROPERTY MANAGER, LLC, a Delaware limited liability company, having its principal place of business at 1900 Main Street, Suite 700, Irvine, California 92614 (“Manager”).

RECITALS:

A. Borrower by its promissory note of even date herewith given to Lender (as the same may hereafter be amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, the “Note”) is indebted to Lender in the principal sum of $2,000,000.00) (the “Loan”) advanced pursuant to that certain Loan Agreement of even date herewith between Borrower and Lender (as the same may hereafter be amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, the “Loan Agreement”). The Note is secured by, among other things, that certain Pledge Agreement (as defined in the Loan Agreement) encumbering the Collateral (as defined in the Pledge Agreement). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement. The Note, the Loan Agreement, the Pledge Agreement, this Agreement and any of the other documents evidencing or securing the loan or executed or delivered in connection therewith are collectively referred to as the “Loan Documents.”

B. KeyBank National Association, a national banking association, as mortgage lender (“Mortgage Lender”), has made a mortgage loan (“Mortgage Loan”) in the original principal amount of $26,000,000.00 to Mortgage Borrower.

C. Pursuant to those certain management agreements, described on Schedule I attached hereto, and of which true and correct copies are attached hereto as Exhibit A (individually and collectively, the “Management Agreement”), Mortgage Borrower engaged Manager exclusively to rent, lease, operate and manage the Property and Manager is entitled to certain management and other fees (the “Management Fees”) thereunder.

D. Lender requires as a condition to making the Loan that Borrower, Mortgage Borrower and Manager agree to the terms set forth in this Agreement.

AGREEMENT

For good and valuable consideration the parties hereto agree as follows:

1. Subordination of Management Agreement. The Management Agreement and all Management Fees are hereby subordinated to the Loan. Notwithstanding the foregoing, Manager shall be entitled to receive all Management Fees earned and all amounts properly to be reimbursed to Manager under the Management Agreement; provided that neither Mortgage Borrower nor Borrower shall make, and Manager shall not accept, any payments to Manager in advance of being earned or, in the case of reimbursable expenses, actually incurred. So long as any portion of the Loan remains outstanding, the Manager shall not be entitled to any Management Fees or reimbursements that are accrued in excess of thirty (30) days.

2. Covenants. Notwithstanding any provision of the Management Agreement seemingly to the contrary:

(a) Manager will not assign, alter, amend, or modify the Management Agreement nor terminate the Management Agreement without the prior written consent of Lender. If the Manager does so amend, modify or terminate the Management Agreement without Lender’s prior written approval, such amendment, modification or termination shall be void ab initio.

(b) Manager agrees that it shall not perform its duties under the Management Agreement or otherwise act in a manner which would result in Borrower’s breach of Section 4.1.20 of the Loan Agreement.

(c) Borrower, Mortgage Borrower, and Manager agree that, if: (i) a default by Manager shall occur under the Management Agreement, which default is not cured within any applicable grace or cure period, (ii) the bankruptcy or insolvency of the Manager of the property shall occur, or (iii) Lender is entitled to terminate or to require Borrower to cause the removal of the Manager under Section 9.4 of the Loan Agreement, Lender shall have the right to immediately terminate, or to direct Borrower cause the immediate termination of, such Manager and its Management Agreement and to retain, or to direct Borrower to cause the retention of, a new manager approved by Lender. No termination fee or other compensation shall be due to Manager as a result of any such termination. Borrower, Mortgage Borrower and the Manager further agree that the Lender may terminate the Management Agreement by giving ten (10) days’ notice to the Manager upon the Lender obtaining (A) title to the Collateral (or any portion thereof) whether by foreclosure, bankruptcy sale or otherwise, and/or (B) possession of the Collateral (or any portion thereof) whether personally or through an agent, a receiver or a trustee. If the Lender elects to terminate the Management Agreement in accordance with this Section, Borrower, Mortgage Borrower and the Manager understand and agree that the Manager shall look solely to Mortgage Borrower for any and all fees, charges or other sums payable to the Manager under the Management Agreement. If responsibility for the management of the Property is required to be transferred from Manager in accordance with the provisions hereof, Manager agrees to cooperate fully in transferring its responsibility to a new management company and to effectuate such transfer no later than thirty (30) days from the date the Management Agreement is terminated. Further, Manager hereby agrees not to contest or impede Lender’s exercise of any right it has under or in connection with this Agreement.

(d) Borrower hereby covenants with Lender that during the term of this Agreement and subject to the terms of the Loan Agreement: (i) Borrower shall cause Mortgage Borrower to cause the Manager to manage the Property in a first class manner; (ii) except as set forth herein, Borrower shall not permit Mortgage Borrower to remove or replace the Manager or modify or waive any material terms of the Management Agreement without Lender’s prior written consent; (iii) Borrower shall not permit Mortgage Borrower to terminate or amend the Management Agreement in violation of the Mortgage Loan Documents, nor permit Mortgage Borrower to consent to Manager’s assignment of the Management Agreement in violation of the Mortgage Loan Documents, in each case without Lender’s prior written consent; (iv) Borrower shall cause Mortgage Borrower to promptly notify Lender in writing of any notice or information that

Mortgage Borrower receives which indicates that Manager is terminating the Management Agreement or that Manager is otherwise discontinuing its management of the Property; and (v) Borrower shall cause Mortgage Borrower to promptly notify Lender in writing of any uncured material default by Manager under the Management Agreement.

3. Termination. At such time as the Loan is paid in full, this Agreement and all of Lender’s right, title and interest hereunder with respect to the Management Agreement automatically shall terminate.

4. Estoppel. Manager represents and warrants to Lender that (a) the Management Agreement attached hereto as Exhibit A is in full force and effect and has not been modified, amended or assigned other than pursuant to this Agreement, (b) neither Manager nor Mortgage Borrower is in default under any of the terms, covenants or provisions of the Management Agreement and Manager knows of no event which, but for the passage of time or the giving of notice or both, would constitute an event of default under the Management Agreement, (c) neither Manager nor Mortgage Borrower has commenced any action or given or received any notice for the purpose of terminating the Management Agreement and (d) the Management Fees and all other sums due and payable to the Manager under the Management Agreement as of the date hereof have been paid in full.

5. Subordinate to Mortgage Loan. This Agreement is subject and subordinate to that certain Assignment of Management Agreement and Subordination of Management Fees, among Mortgage Borrower, Manager and Mortgage Lender.

6. Consent and Agreement by Manager. Manager hereby acknowledges and consents to this Agreement and agrees that Manager will act in conformity with the provisions of this Agreement and Lender’s rights hereunder.

7. Lender Opportunity to Cure. Manager agrees that, until the Loan is repaid in full, it will not exercise any remedies under the Management Agreement following a Mortgage Borrower default thereof without having first given to Lender (a) written notice of the alleged Mortgage Borrower default and (b) subject to any rights of Mortgage Lender to cure, the opportunity to cure such default within the longer of (i) thirty (30) days after the cure period provided under the Management Agreement to Mortgage Borrower, or (ii) thirty (30) days from receipt of Manager’s notice to Lender of a Mortgage Borrower default. Manager acknowledges that Lender is not obligated to cure any Mortgage Borrower default, but if Lender elects to do so, Manager agrees to accept cure by Lender as that of Mortgage Borrower under the Management Agreement and will not exercise any right or remedy under the Management Agreement for a Mortgage Borrower default. Performance rendered by Lender on Mortgage Borrower’s behalf is without prejudice to Lender’s rights against Borrower or Mortgage Borrower under the Loan Documents.

8. Further Assurances. Manager further agrees to (a) execute such affidavits and certificates as Lender shall require to further evidence the agreements herein contained, (b) on request from Lender, furnish Lender with copies of such information as Mortgage Borrower is entitled to receive under the Management Agreement and (c) cooperate with Lender’s representative in any inspection of all or any portion of the Property.

9. Governing Law. (a) THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (“GOVERNING STATE”).

(b) BORROWER AND MANAGER HEREBY CONSENT TO PERSONAL JURISDICTION IN THE GOVERNING STATE. JURISDICTION AND VENUE OF ANY ACTION BROUGHT TO ENFORCE THIS ASSIGNMENT OR ANY OTHER LOAN

DOCUMENT OR ANY ACTION RELATING TO THE LOAN OR THE RELATIONSHIPS CREATED BY OR UNDER THE LOAN DOCUMENTS (“ACTION”) SHALL, AT THE ELECTION OF LENDER, BE IN (AND IF ANY ACTION IS ORIGINALLY BROUGHT IN ANOTHER VENUE, THE ACTION SHALL AT THE ELECTION OF LENDER BE TRANSFERRED TO) A STATE OR FEDERAL COURT OF APPROPRIATE JURISDICTION LOCATED IN THE GOVERNING STATE. BORROWER AND MANAGER EACH HEREBY CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF THE STATE COURTS OF THE GOVERNING STATE AND OF FEDERAL COURTS LOCATED IN THE GOVERNING STATE IN CONNECTION WITH ANY ACTION AND HEREBY WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY OTHER STATE TO OBJECT TO JURISDICTION WITHIN SUCH STATE FOR PURPOSES OF ANY ACTION. Borrower and Manager each hereby waives and agrees not to assert, as a defense to any Action or a motion to transfer venue of any Action, (i) any claim that it is not subject to such jurisdiction, (ii) any claim that any Action may not be brought against it or is not maintainable in those courts or that this Agreement may not be enforced in or by those courts, or that it is exempt or immune from execution, (iii) that the Action is brought in an inconvenient forum, or (iv) that the venue for the Action is in any way improper.

10. Notices. All notices, consents, approvals and requests required or permitted hereunder or shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, return receipt requested or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (c) by telecopier (with answer back acknowledged) and with a second copy to be sent to the intended recipient by an other means permitted under this Section, addressed as follows (or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section):

If to Lender:	KeyBank National Association
11501 Outlook, Suite 300
Overland Park, Kansas 66211
Facsimile No.: 877-379-1625

with a copy to:	Daniel Flanigan, Esq.
Polsinelli Shughart PC
700 W. 47th Street, Suite 1000
Kansas City, Missouri 64112
Facsimile No.: (816) 753-1536

If to Borrower:	c/o Thompson National Properties, LLC
1900 Main Street, Suite 700
Irvine, California 92614
Attention: Ido Dotan
Facsimile No.: (949) 271-4915

With a copy to:	Kaplan Voekler Cunningham & Frank PLC
7 East 2nd Street
Richmond, Virginia 23218-2470
Attention: Thomas Voekler
Facsimile No.: (804) 525-1794

If to Manager:	c/o Thompson National Properties, LLC
1900 Main Street, Suite 700
Irvine, California 92614
Attention: Ido Dotan
Facsimile No.: (949) 271-4915

With a copy to:	Kaplan Voekler Cunningham & Frank PLC
7 East 2nd Street
Richmond, Virginia 23218-2470
Attention: Thomas Voekler
Facsimile No.: (804) 525-1794

A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of expedited prepaid delivery, upon the first attempted delivery on a Business Day; or in the case of telecopy, upon sender’s receipt of a machine-generated confirmation of successful transmission after advice by telephone to recipient that a telecopy notice is forthcoming.

11. No Oral Change. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower, Mortgage Borrower, Lender or Manager, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

12. Liability. This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

13. Inapplicable Provisions. If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

14. Headings, etc. The headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

15. Duplicate Originals, Counterparts. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

16. Number and Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

17. Miscellaneous. (a) Wherever pursuant to this Agreement (i) Lender exercises any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory to Lender, or (iii) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

(b) Wherever pursuant to this Agreement it is provided that Borrower shall pay any costs and expenses, such costs and expenses shall include, but not be limited to, legal fees and disbursements of Lender, whether retained firms, the reimbursement for the expenses of in house staff or otherwise.

(c) If more than one Person has executed this Agreement as “Borrower” or as “Manager,” the obligations of all such Persons hereunder shall be joint and several.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date and year first written above.

BORROWER:

TNP SRT PORTFOLIO II HOLDINGS, LLC, a Delaware limited liability company

By:	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its sole member

	By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its general partner

		By:	/s/ Anthony W. Thompson
		Name:	Anthony W. Thompson
		Title:	CEO

SIGNATURE PAGE TO SUBORDINATION OF MANAGEMENT AGREEMENT

LENDER:

KEYBANK NATIONAL ASSOCIATION, a national banking association

By:	/s/ Mary Ann Gripka
Name:	Mary Ann Gripka
Title:	Designated Signer

SIGNATURE PAGE TO SUBORDINATION OF MANAGEMENT AGREEMENT

MANAGER:

TNP PROPERTY MANAGER, LLC, a Delaware limited liability company

By:	/s/ Anthony W. Thompson
Name:	Anthony W. Thompson
Title:	CEO

SIGNATURE PAGE TO SUBORDINATION OF MANAGEMENT AGREEMENT

MORTGAGE BORROWER:

TNP SRT PORTFOLIO II, LLC, a Delaware limited liability company

By:	TNP SRT PORTFOLIO II HOLDINGS, LLC,
a Delaware limited liability company, its managing member

	By:	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its sole member

		By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its general partner

			By:	/s/ Anthony W. Thompson
			Name:	Anthony W. Thompson
			Title:	CEO

SIGNATURE PAGE TO SUBORDINATION OF MANAGEMENT AGREEMENT

EXHIBIT A

MANAGEMENT AGREEMENT

Exhibit A-1

Schedule I

1. Property and Asset Management Agreement by and between TNP SRT Cochran Bypass, LLC, a Delaware limited liability company, and TNP Property Manager, LLC, a Delaware limited liability company, dated January 26, 2012, as assigned to Mortgage Borrower.

2. Property and Asset Management Agreement by and between TNP SRT Morningside Marketplace, LLC, a Delaware limited liability company, and TNP Property Manager, LLC, a Delaware limited liability company, dated January 9, 2012, as assigned to Mortgage Borrower.

3. Property and Asset Management Agreement by and between TNP SRT Ensenada Shopping Center, LLC, a Delaware limited liability company, and TNP Property Manager, LLC, a Delaware limited liability company, dated February 2, 2012, as assigned to Mortgage Borrower.

4. Property and Asset Management Agreement by and between TNP SRT Turkey Creek, LLC, a Delaware limited liability company, and TNP Property Manager, LLC, a Delaware limited liability company, dated March 12, 2012, as assigned to Mortgage Borrower.

5. Property and Asset Management Agreement by and between TNP SRT Florissant Marketplace, LLC, a Delaware limited liability company, and TNP Property Manager, LLC, a Delaware limited liability company, dated May 16, 2012, as assigned to Mortgage Borrower.

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